IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Furniture Brands International, Inc., et al. (1)	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13

	Federal Tax I.D. #:	43-0337683

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information/Reconciliation	MOR-1a	X	Bank reconciliation statement
Detailed Operating Receipts and Disbursements	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	No	Accrued, but none paid
Copies of Bank Statements		N/A	X
Cash Disbursements Journals		N/A	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X
Copies of IRS Form 6123		N/A
Copies of Tax Returns Filed During Reporting Period		N/A
Summary of Unpaid Post-Petition Debts	MOR-5	N/A
Listing of Aged Accounts Payable	MOR-5a	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Meredith Graham	11/29/2013
Signature of Authorized Individual(2)	Date

Meredith Graham	Chief Administrative Officer
Printed Name of Authorized Individual	Title of Authorized Individual

(1) The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal taxpayer- identification number, as applicable are: Furniture Brands International, Inc. (7683); Action Transport, Inc. (7587); Broyhill Furniture Industries, Inc. (3217); Broyhill Home Furnishings, Inc. (8844); Broyhill Retail, Inc. (8843); Broyhill Transport, Inc. (1721); Furniture Brands Holdings, Inc. (2837); Furniture Brands Operations, Inc. (4908); Furniture Brands Resource Company, Inc. (1288); HDM Furniture Industries, Inc. (7484); HDM Retail, Inc. (6125); HDM Transport, Inc. (4378); Lane Furniture Industries, Inc. (5064); Lane Home Furnishings Retail, Inc. (9085); Laneventure, Inc. (8434); Maitland-Smith Furniture Industries, Inc. (7486); Thomasville Furniture Industries, Inc. (6574); Thomasville Home Furnishings, Inc. (3139); Thomasville Retail, Inc. (f/k/a Classic Design Furnishings, Inc.) (6174). The Debtors’ corporate headquarters is located at 1. N. Brentwood Blvd., St. Louis, Missouri 63105.

(2) Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Furniture Brands International, Inc., et al.	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13

	Federal Tax I.D. #:	43-0337683

Listing of Debtor Entities and Notes to the Monthly Operating Report

General:
The report includes activity from the following Debtors and related Case numbers:

Debtor	Case Number
Furniture Brands International, Inc.	13-12329
Action Transport, Inc.	13-12331
Broyhill Furniture Industries, Inc.	13-12332
Broyhill Home Furnishings, Inc.	13-12333
Broyhill Retail, Inc.	13-12334
Broyhill Transport, Inc.	13-12335
Furniture Brands Holdings, Inc.	13-12337
Furniture Brands Operations, Inc.	13-12338
Furniture Brands Resource Company, Inc.	13-12339
HDM Furniture Industries, Inc.	13-12340
HDM Retail, Inc.	13-12341
HDM Transport, Inc.	13-12342
Lane Furniture Industries, Inc.	13-12343
Lane Home Furnishings Retail, Inc.	13-12344
Laneventure, Inc.	13-12349
Maitland-Smith Furniture Industries, Inc.	13-12350
Thomasville Furniture Industries, Inc.	13-12351
Thomasville Home Furnishings, Inc.	13-12352
Thomasville Retail, Inc. (f/k/a Classic Designs Furnishings, Inc.)	13-12354

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

All schedules within the October MOR report include activity for the entire fiscal month of October from 9/29/2013 to 10/26/2013 and represent fiscal month-end balances as of 10/26/2013, unless otherwise noted.

The unaudited consolidated financial statements have been derived from the books and records of Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non-debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre- and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Schedule of Cash Receipts and Disbursements
Debtor	Case Number	Cash Receipts	Cash Disbursements	Net Cash Flow	Bank Transfers
Furniture Brands International, Inc.(1),(2)	13-12329	$8,424,571	(25,647,953)	$(17,223,383)	$11,791,840
Action Transport, Inc.	13-12331	—	—	—	—
Broyhill Furniture Industries, Inc.(3)	13-12332	8,522,909	(6,373,005)	2,149,903	(2,149,903)
Broyhill Home Furnishings, Inc.	13-12333	—	—	—	—
Broyhill Retail, Inc.	13-12334	—	—	—	—
Broyhill Transport, Inc.	13-12335	—	—	—	—
Furniture Brands Holdings, Inc.	13-12337	—	—	—	—
Furniture Brands Operations, Inc.	13-12338	—	(315,387)	(315,387)	315,387
Furniture Brands Resource Company, Inc.	13-12339	—	—	—	—
HDM Furniture Industries, Inc.	13-12340	12,866,436	(8,777,204)	4,089,233	(4,089,233)
HDM Retail, Inc.(4)	13-12341	327,239	—	327,239	(327,239)
HDM Transport, Inc.	13-12342	—	—	—	—
Lane Furniture Industries, Inc.(5)	13-12343	17,586,616	(11,091,603)	6,495,013	(6,495,013)
Lane Home Furnishings Retail, Inc.	13-12344	—	—	—	—
Laneventure, Inc.	13-12349	—		—	—
Maitland-Smith Furniture Industries, Inc.	13-12350	1,246,558	(3,286,348)	(2,039,790)	2,039,790
Thomasville Furniture Industries, Inc.(6)	13-12351	7,096,319	(12,673,582)	(5,577,263)	5,577,263
Thomasville Home Furnishings, Inc.	13-12352	—	—	—	—
Thomasville Retail, Inc. (f/k/a Classic Designs Furnishings, Inc.)	13-12354	6,660,583	—	6,660,583	(6,662,892)
Totals		$62,731,231	$(68,165,082)	$(5,433,851)	$—
Notes to MOR-1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements. Cash receipts and disbursements between Debtors are included in this schedule. Certain tax payments made by Furniture Brands International, Inc. on behalf of the Debtors are included in the amounts under Furniture Brands International, Inc.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from the cash receipts and disbursement totals above unless otherwise noted.

(1) Cash receipts for 13-12329, 13-12332, 13-12340, 13-12341, 13-12343, 13-12344, 13-12351, and 13-12354. Cash disbursements for all FBN debtors (including employee payroll, benefits, and workers' compensation).
(2) Cash receipts include funding from KPS Capital Partners, LP on 10/22/13 for $8,000,000 per terms of DIP financing agreement.
(3) Cash receipts and disbursements for 13-12332 and 13-12334.
(4) Cash receipts for 13-12341 and all FBN employee furniture purchases.
(5) Cash receipts and disbursements for 13-12343 and 13-12331.
(6) Cash disbursements for 13-12351, 13-12341, 13-12344, and 13-12354.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8961	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8987	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8974	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8990	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7302	—
Broyhill Furniture Industries, Inc.	13-12332	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9497	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0887	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7399	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7182	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8386	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7409	49,000
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	3684	1,007,491
Furniture Brands International, Inc.	13-12329	J.P. Morgan Chase 10 S. Dearborn Street, Floor 34 Chicago, IL 60603	1321	1,000
Furniture Brands International, Inc.	13-12329	Meta Bank 6200 South Quebec St Greenwood Village, CO 80111	0012	21,066
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9463	—
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9482	—
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9522	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4596	5,670,547
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0124	—
Furniture Brands International, Inc.	13-12329	Wells Fargo 1445 Ross Ave. Suite 210 Dallas, TX 75202 ATTN: Chuck :Landry	3139	—
Furniture Brands Operations, Inc.	13-12338	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9478	—
HDM Furniture Industries, Inc.	13-12340	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7315	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9406	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9425	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9444	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	3595	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1979	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	7569	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1692	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4988	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9410	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9355	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9368	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7707	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	2862	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9371	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9384	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7697	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1171	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	7062	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	8763	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4395	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1329	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5377	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	2005	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4841	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0210	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1022	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8819	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7328	—
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9503	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9518	—
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0138	—
Maitland-Smith Furniture Industries, Inc.	13-12350	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7289	—
Maitland-Smith Furniture Industries, Inc.	13-12350	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9459	—
Thomasville Furniture Industries, Inc.	13-12351	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7292	—
Thomasville Furniture Industries, Inc.	13-12351	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9537	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5323	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1214	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8459	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7438	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1243	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6672	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9326	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1201	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0866	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7412	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0882	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1230	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5048	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5365	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4965	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9598	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5447	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1308	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5006	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1285	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1227	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4981	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7190	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8450	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9313	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6685	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4573	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9608	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4978	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4949	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5463	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	3179	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7455	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6698	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9339	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6724	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1311	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	291	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5100	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5284	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1298	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6808	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1744	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5161	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5453	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5421	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0853	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7425	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7323	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4072	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9423	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9611	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4994	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4952	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5488	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0879	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4612	—
Thomasville Retail, Inc.	13-12354	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5052	4,449
Thomasville Retail, Inc.	13-12354	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4640	2,726
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5335(1)	990,000

Notes to MOR-1a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

(1) Account set up for adequate assurance per Utility Motion.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Bank Reconciliations
Bank Reconciliations

The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements.

The Debtors’ standard practice is to ensure that each bank account is reconciled to bank statements at least once per fiscal quarter within 45 days after the month end. I attest that each of the Debtors’ bank accounts is reconciled to bank statements in accordance with its practices.

/s/ Meredith Graham	11/29/2013
Signature of Authorized Individual	Date

Meredith Graham	Chief Administrative Officer
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1b
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Operating Receipts
Lane	$17,586,733
Broyhill	8,509,944
Thomasville	13,810,362
Other(1)	22,824,192
Total operating receipts	$62,731,231
Disbursements
Materials	$30,714,438
Payroll & benefits	20,305,445
Rent/Lease payments	1,920,477
Freight	3,164,881
Professional/Transaction fees	4,124,138
Operating OpEx(2)	12,066,030
Non-operating OpEx	(8,628,781)
International operations	4,498,454
Total disbursements	$68,165,082
Net cash flow	$(5,433,851)

Notes to MOR-1b:
(1) $8,679 of miscellaneous receipts excluded.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-2
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Furniture Brands International, Inc. and related Debtors and Non-debtors Consolidated Statement of Operations (Unaudited)

Net Sales	$62,253,701
Cost of Sales	45,250,380
Gross Profit	17,003,321
As a percentage of net sales	27.3%

Sales, general and administrative expense	18,899,663
As a percentage of net sales	30.4%
Earnings/(loss) from operations	(1,896,342)
As a percentage of net sales	-3.0%

Interest expense	2,446,725

Other income/expense, net	218,396

Reorganization items:
Professional fees	2,953,554
Financing fees	8,220,797
Other reorganization expenses	3,326,000
Total reorganization items	14,500,352

Pretax earnings/(loss)	(18,625,022)
As a percentage of net sales	-29.9%

Income tax expense	163,000
As a percentage of net sales	-0.3%

New earnings/(loss)	$(18,788,022)
As a percentage of net sales	-30.2%

Notes to the MOR-2:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").
All schedules within the October MOR report include activity for the entire fiscal month of October from 9/29/2013 to 10/26/2013 and represent fiscal month-end balances as of 10/26/2013, unless otherwise noted.
The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non-debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.
The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre- and post-petition liabilities.
The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-3
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Furniture Brands International, Inc. and related Debtors and Non-debtors Consolidated Balance Sheet (Unaudited)

Assets:
Cash and cash equivalents	$10,191,264
Gross trade receivables(1)	103,421,233
Other receivables	12,356,299
Allowance for doubtful accounts	(14,286,059)
Inventories	220,400,901
Prepaid expenses and other current assets	16,286,229
Total current assets	348,369,868

Property, plant, and equipment, net	83,770,553
Trade names	65,339,154
Other assets	36,946,769
Total assets	$534,426,344

Liabilities:
Accounts payable(2)	$35,666,635
Accrued employee compensation	10,825,700
Other accrued expenses(3)	26,720,480
Total current liabilities	73,212,814

Long-term debt	163,784,157
Deferred income taxes	18,484,548
Pension liability(4)	2,619,691
Other long-term liabilities(5)	13,075,186
Total liabilities not subject to compromise	$271,176,396
Liabilities subject to compromise	330,560,876

Shareholders' Equity:
Preferred stock	$—
Common stock	8,659,249
Paid-in capital	242,834,322
Retained earnings	10,655,021
Accumulated other comprehensive loss	(230,670,338)
Treasury stock	(98,789,182)
Total shareholders' equity	$(67,310,928)

Total liabilities and shareholders' equity	$534,426,344

Liabilities subject to compromise includes the following:
Accounts Payable	$77,894,025
Lease liabilities	7,265,340
Accrued compensation and benefits	2,505,644
Pension and other post-retirement liabilities	226,113,236
Other liabilities	16,782,630
Total liabilities subject to compromise	$330,560,876

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").
All schedules within the October MOR report include activity for the entire fiscal month of October from 9/29/2013 to 10/26/2013 and represent fiscal month-end balances as of 10/26/2013, unless otherwise noted.
The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non- debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.
The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre- and post-petition liabilities.
The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR-3:

(1)	Included in accounts receivable is $1,081,711 of receivables related to foreign non-debtor entities.

(2)
Accounts payable can include multiple post-petition liabilities, such as trade payables, insurance, benefits, foreign non-debtor, and other liabilities. Included in accounts payable is $2,463,058 and $2,252,683 of payables related to foreign non-debtor entities and outstanding checks, respectively. There are no professional fees included in this figure.

(3)
Other accrued expenses include accrued taxes (payroll, real property, personal property and income taxes), workers' compensation, healthcare expenses, professional and legal fees, advertising, royalties, promotional allowances and rent.

(4)	Post-petition pension liability relates to pension liability at foreign non-debtor entities.

(5)	Other long term liabilities is comprised of workers' compensation, a reserve straight line for straight line rent expense, tax liabilities, and other liabilities.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-3b
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Debtor Entity Summary Trial Balances
		(1)	(2)	(2)
Legal Entity	Case Number	Total Assets	Total Liabilities	Total Equity	Monthly Net (Earnings)/Loss
FURNITURE BRANDS INTERNATIONAL, INC.	43-0337683	534,426,345	601,737,274	(67,310,929)	18,788,022
FURNITURE BRANDS RESOUCE COMPANY, INC.	55-0821288	334,166	187,662	146,504	(37,905)
FURNITURE BRANDS HOLDINGS, INC	26-4532837	(2,590,159)	—	(2,590,159)	—
FURNITURE BRANDS OPERATIONS, INC.	36-4684908	8,059,691	3,414,461	4,645,230	(47,681)
BROYHILL FURNITURE IND, INC	56-1223217	50,969,492	17,266,118	33,703,374	917,918
BROYHILL TRANSPORT, INC	56-1411721	—	—	—	—
BROYHILL RETAIL, INC.	76-0758843	691,431	1,185,931	(494,500)	227,346
BROYHILL HOME FURNISHINGS, INC	76-0758844	263,213	—	263,213	(99,918)
LANE FURNITURE INDUSTRIES INC	64-0515064	31,721,268	38,546,510	(6,825,242)	(294,071)
ACTION TRANSPORT, INC	36-3887587	1,705,714	1,691,121	14,592	78,312
LANEVENTURE, INC.	43-1908434	—	—	—	—
LANE HOME FURNISHINGS RETAIL, INC.	43-1759085	2,857,395	6,262,322	(3,404,927)	208,391
THOMASVILLE FURNITURE IND, INC.	56-0906574	(6,118,480)	31,428,748	(37,547,228)	2,064,600
THOMASVILLE HOME FURNISHINGS, INC	56-1873139	1,406,374	—	1,406,374	(526,982)
THOMASVILLE RETAIL, INC	54-0856174	39,747,698	22,984,245	16,763,453	1,884,629
HDM FURNITURE INDUSTRIES, INC	43-1947484	53,990,613	17,815,978	36,174,635	(699,794)
HDM RETAIL, INC	56-1726125	10,017,319	5,285,981	4,731,338	954,108
HDM TRANSPORT, INC	56-1324378	7,406	421	6,984	—
MAITLAND-SMITH FURNITURE IND., INC (US)	43-1947486	10,873,355	846,184	10,027,171	(129,513)

Notes to MOR-3b:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

All schedules within the October MOR report include activity for the entire fiscal month of October from 9/29/2013 to 10/26/2013 and represent fiscal month-end balances as of 10/26/2013, unless otherwise noted.

The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non-debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future.  FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

(1)	Amounts by entity include the net book value of investment in subsidiaries which is eliminated through consolidation.

(2)	All Intercompany balances are included within equity to remain consistent with the consolidated MOR presentation. Normally these balances are eliminated through consolidation.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-4a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Status of Post-Petition Taxes (Unaudited)
	Beginning Tax Liabilities	Taxes Collected	Taxes Remitted	Closing Balance Post-Petition
Federal:
Withholding	$—	$1,633,780	$(1,633,780)	$—
FICA & Medicare - Employee	—	1,105,277	(1,105,277)	—
FICA & Medicare - Employer	—	1,100,840	(1,100,840)	—
Unemployment	—	2,079	(2,079)	—
Income	—	—	—	—
Other	—	—	—	—
Total Federal	$—	$3,841,976	$(3,841,976)	$—

State and Local:
Withholding(1)	$—	$671,887	$(671,887)	$—
Unemployment(2)	—	166,094	(166,094)	—
Medicare	—	—	—	—
Disability	—	1,415	(1,415)	—
Income	—	—	—	—
Franchise	—	—	—	—
Property	—	—	—	—
Sales & Use	(83,941)	674,790	(718,197)	(127,348)
Total State and Local	—	$1,514,185	$(1,557,592)	$(127,348)

Total Taxes	—	$5,356,161	$(5,399,568)	$(127,348)

Notes to MOR-4:
Furniture Brands International, Inc. and related Debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise and property taxes and other taxes, assessments, fees and similar charges. The tax rollforward only reflects the payment of post-petition taxes. Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.
Furniture Brands International, Inc. and related Debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

(1)	Includes New Jersey Development and Supplemental Workforce taxes, New Jersey Family Leave Insurance taxes, and an employee paid portion of unemployment tax in Pennsylvania and New Jersey.

(2)	Includes Oregon TRIMET and Workers' Benefit Fund taxes.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-4b
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Income Tax Filing
Entity	Jurisdiction	Filing Description	Period	Due Date	Date Filed
Broyhill Furniture Ind Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Furniture Ind Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Furniture Ind Inc	Tennessee	Form FAE 170 - Tennessee Franchise and Excise Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Home Furnishings Inc	Missouri	Form MO-1120 - Missouri Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Home Furnishings Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Retail Inc	Arkansas	Form AR1100CT - Arkansas Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Retail Inc	Missouri	Form MO-1120 - Missouri Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Retail Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Retail Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Transport Inc	New Jersey	Form CBT-100 - New Jersey Corporation Business Tax Return	Year End 2012	10/15/2013	10/15/2013
Broyhill Transport Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	California	Form 100 - California Franchise / Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	District of Columbia	Form D-20 - District of Columbia Corporation Franchise Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Iowa	Form IA-1120 - Iowa Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Illinois	Form IL-1120 - Illinois Corporation Income and Replacement Tax Return (Transportation Companies)	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Illinois	Form IL-1120 - Illinois Corporation Income and Replacement Tax Return (Non-Transportation Companies)	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Kansas	Form K-120 - Kansas Combined Income Method of Reporting	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Minnesota	Form M4 - Minnesota Corporation Franchise Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Nebraska	Form 1120N - Nebraska Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Oregon	Form 20 - Oregon Corporation Excise Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Utah	Form TC-20 Utah Corporation Franchise or Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Vermont	Form CO-411-U - Vermont Combined Report for Unitary Group Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	West Virginia	Form WV/CNF-120 - West Virginia Combined Income/Franchise Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International, Inc. & Subs	Wisconsin	Form 4 - Wisconsin Corporation Franchise or Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International Inc	New Jersey	Form CBT-100 - New Jersey Corporation Business Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands International Inc	Missouri	Form MO-1120 - Missouri Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	Arkansas	Form AR1100CT - Arkansas Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	Missouri	Form MO-1120 - Missouri Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	New York	Form CT-3 - New York General Business Corporation Franchise Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Furniture Brands Resource Company Inc	Virginia	Form 500 - Virginia Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
HDM Furniture Industries Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
HDM Furniture Industries Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
HDM Transport Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Furniture Industries Inc	New Jersey	Form CBT-100 - New Jersey Corporation Business Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Furniture Industries Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Furniture Industries Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Laneventure Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Home Furnishings Retail Inc	Arizona	Form 120 - Arizona Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Home Furnishings Retail Inc	New Jersey	Form CBT-100 - New Jersey Corporation Business Tax Return	Year End 2012	10/15/2013	10/15/2013
Lane Home Furnishings Retail Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Maitland-Smith Furniture Ind Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Furniture Ind Inc	New York	Form CT-3 and CT-3M/4M - New York General Business Corporation Franchise Tax Return and New York General Business Corporation MTA Surcharge Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Furniture Ind Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Furniture Ind Inc	Pennsylvania	Form RCT-101 - Pennsylvania Corporate Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Furniture Ind Inc	Tennessee	Form FAE 170 - Tennessee Franchise and Excise Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Furniture Ind Inc	Virginia	Form 500 - Virginia Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Home Furnishings Inc	Missouri	Form MO-1120 - Missouri Corporation Income Tax Return	Year End 2012	10/15/2013	10/15/2013
Thomasville Home Furnishings Inc	North Carolina	Form CD-405 - North Carolina C Corporation Tax Return	Year End 2012	10/15/2013	10/15/2013

Sales and Use Tax Filing
Entity	Jurisdiction	Filing Description	Period	Due Date	Date Filed
Thomasville Retail, Inc.	California	California Sales and Use Tax	September 2013	10/24/2013	10/18/2013
Thomasville Retail, Inc.	Connecticut	Brookfield Connecticut Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Connecticut	Manchester Connecticut Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Connecticut	Orange Connecticut Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Delaware	Delaware Gross Receipts Tax	September 2013	10/20/2013	10/14/2013
Thomasville Retail, Inc.	Florida	Florida Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Georgia	Atlanta Georgia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Georgia	Buford Georgia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Georgia	Kennesaw Georgia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Georgia	Savannah Georgia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Illinois	Illinois Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Kansas	Kansas Sales Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Kansas	Kansas Use Tax	September 2013	10/31/2013	10/18/2013
Thomasville Retail, Inc.	Maryland	Maryland Sales and Use Tax	September 2013	10/20/2013	10/16/2013
Thomasville Retail, Inc.	Michigan	Michigan Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Minnesota	Minnesota Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Missouri	Missouri Sales Tax	September 2013	10/20/2013	10/18/2013

Thomasville Retail, Inc.	Missouri	Missouri Use Tax	September 2013	10/31/2013	10/18/2013
Thomasville Retail, Inc.	Nevada	Nevada Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	New Jersey	New Jersey Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Pennsylvania	Pennsylvania Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	South Carolina	South Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	South Carolina	South Carolina Sales and Use Tax (OOS)	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Texas	Texas Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Virginia	Alexandria Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Virginia	Fairfax Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Virginia	Potomac Mills Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Virginia	Sterling Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Washington DC	Washington DC Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Retail, Inc.	Wisconsin	Wisconsin Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	California	California Sales and Use Tax	September 2013	10/24/2013	10/18/2013
Thomasville Furn Ind Inc.	Connecticut	Connecticut Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Delaware	Delaware Gross Receipts Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Florida	Florida Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Louisiana	Louisiana Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Maryland	Maryland Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Michigan	Michigan Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Pennsylvania	Pennsylvania Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Tennessee	Tennessee Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Texas	Texas Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Virginia	Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Washington	Washington Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Thomasville Furn Ind Inc.	Revenue Canada	Canadian GST/HST Tax	September 2013	10/31/2013	10/18/2013
HDM Furniture Ind Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax	September 2013	10/20/2013	10/18/2013
HDM Furniture Ind Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Furniture Ind Inc.	Washington	Washington Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Furniture Ind Inc.	Revenue Canada	Canadian GST/HST Tax	September 2013	10/31/2013	10/18/2013
HDM Retail, Inc.	California	California Sales and Use Tax	September 2013	10/31/2013	10/18/2013
HDM Retail, Inc.	Washington DC	Washington DC Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Florida	Florida Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Georgia	Georgia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Illinois	Illinois Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Michigan	Michigan Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Mississippi	Mississippi Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Missouri	Missouri Sales Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	New York	New York Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Oklahoma	Oklahoma Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	South Carolina	South Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Virginia	Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
HDM Retail, Inc.	Washington	Washington Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Maitland-Smith Furn Ind Inc	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	California	California Sales and Use Tax	September 2013	10/31/2013	10/18/2013
Broyhill Furniture Ind Inc.	Florida	Florida Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Illinois	Illinois Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Nevada	Nevada Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	South Carolina	South Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Tennessee	Tennessee Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Virginia	Virginia Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Washington	Washington Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Broyhill Furniture Ind Inc.	Revenue Canada	Canadian GST/HST Tax	September 2013	10/31/2013	10/18/2013
Broyhill Retail, Inc.	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Lane Venture Inc	California	California Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Lane Venture Inc	North Carolina	North Carolina Manufacturing and Equipment Tax	September 2013	10/20/2013	10/18/2013
Lane Venture Inc	North Carolina	North Carolina Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Lane Royal Division	North Carolina	North Carolina Manufacturing and Equipment Tax	September 2013	10/20/2013	10/18/2013
Lane Royal Division	North Carolina	North Carolina Sales and Use Tax	September 2013	10/31/2013	10/18/2013
Lane Furniture Ind Inc.	Mississippi	Mississippi Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Lane Furniture Ind Inc.	Washington	Washington Sales and Use Tax	September 2013	10/20/2013	10/18/2013
Lane Furniture Ind Inc.	Revenue Canada	Canadian GST/HST Tax	September 2013	10/31/2013	10/18/2013

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-5a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Accounts Payable (Post-Petition) Balance as of 10/26/13 (Unaudited) (1)
Accounts Payable Aging
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Payable (Post-Petition)	$35,666,635

Notes to MOR-6:

(1)	The Debtor is unable to provide an aging of Accounts Payable due to system and other limitations.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-6
Figures in $	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Accounts Receivable (Post-Petition) Balance as of 10/26/13 (Unaudited) (2)
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$97,869,194
(+) Amounts billed during the period	69,432,812
(-) Amounts collected during the period	(62,731,231)
(-) Credits and allowances used/applied during the period(1)	(1,149,542)
Total Accounts Receivable at the end of the reporting period	$103,421,233

Accounts Receivable Aging
0 - 30 days old(1)	$87,165,230
31 - 60 days old	8,184,914
61 - 90 days old	2,914,766
91+ days old	5,156,322
Total Accounts Receivable (Post-Petition)	$103,421,233

Notes to MOR-6:

(1)	Includes current activity and non-debtor AR.

(2)	Certain amounts have been estimated due to system and other limitations.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-7
	Case No.:	13-12329
	Reporting Period:	9/29/13 - 10/26/13
	Federal Tax I.D. #:	43-0337683

Debtor Questionnaire
		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Explanations